Exhibit 99.1

JAKKS PACIFIC REPORTS SECOND QUARTER 2023 FINANCIAL RESULTS

Long-term debt retired; Second-Highest First Half Net Sales in 15 Years

SANTA MONICA, Calif., July 27, 2023 – JAKKS Pacific, Inc. (NASDAQ: JAKK) today reported financial results for the second quarter ended June 30, 2023.

Second Quarter 2023 Overview

●	Net sales were $166.9 million, a year-over-year decrease of 24.3%
o	Toys/Consumer Products Net Sales were $117.9 million, a year-over-year decrease of 20.8%
o	Costumes Net Sales were $49.0 million, a year-over-year decrease of 31.5%
o	First-half Net Sales for JAKKS Pacific, Inc. were $274.4 million, a year-over-year decrease of 19.6%
●	Gross profit was $51.2 million, a year-over-year decrease of 15.9% from $60.9 million
●	Gross margin was 30.7%, up 310 basis points vs. Q2 2022
●	Retired debt of $30.2 million four years prior to maturity, eliminating 11%+ interest burden
o	Total debt was $84.9 million as of June 30, 2022, and $177.7 million as of September 30, 2019, post company recapitalization
●	Operating income was $16.4 million (9.9% of net sales) vs. $23.7 million (10.7% of net sales) in Q2 2022
●	Net income attributable to common stockholders was $6.1 million or $0.58 per diluted share, compared to net income attributable to common stockholders of $26.2 million or $2.61 per share in Q2 2022
●

Adjusted net income attributable to common stockholders (a non-GAAP measure) was $13.3 million or $1.26 per diluted share, compared to an adjusted net income attributable to common stockholders of $21.1 million or $2.10 per diluted share in Q2 2022

●	Adjusted EBITDA (a non-GAAP measure) was $20.7 million, vs. $27.1 million in Q2 2022
●	Trailing twelve month adjusted EBITDA was $66.9 million (9.2% of net sales) down 12% from $75.7 million (9.9% of net sales) in the trailing twelve months ended June 2022

Management Commentary

“I’m pleased to say that the first half of the year has met, and in many cases, exceeded our expectations,” said Stephen Berman, CEO of JAKKS Pacific, Inc. “Consumers reacted favorably to our new product launches, both supporting the most talked about film releases of the first half of the year as well as the innovation and excitement we’ve brought to our classic, evergreen product lines. Retail sell-through accelerated in the quarter from earlier in the year, as customers continued to work down inventory levels and refocus their attention and planning for the annual holiday shopping season.

“We similarly are taking a very thoughtful approach to our own inventory given the continuing uncertainty around consumer behavior. Our Q2 ending inventory balance of $65.1 million is our lowest Q2 level since 2021.

“Our Action Play & Collectibles business led all segments with 41% growth year-over-year in the quarter. We have steadily rebuilt this business over the past three years extending and expanding our long-standing relationships in the gaming space and partnering with companies like Nintendo® and SEGA to extend their franchises to create compelling products for their theatrical and streaming releases. Through the first half of the year, our Action Play division has grown to be 84% of our market-leading Doll and Role Play division, balancing our portfolio substantially.

“Our Costume business shipped $49 million, substantially lower than last year’s all-time peak of $72 million as we see customers ordering more conservatively and later than last year but it was nonetheless the second highest Q2 shipment level in the past 10+ years. We are still anticipating a very strong year in Costumes.

“And as we’ve previously disclosed, during the quarter we took the opportunity to eliminate our existing high-cost debt to further increase the agility of our capital structure.”

Second Quarter 2023 Results

Net sales for the second quarter of 2023 were $166.9 million, down 24% versus an all-time high of $220.4 million last year. The Toys/Consumer Products segment sales were down 21% globally and sales of Disguise costumes were down 32% compared to last year.

For the first half, North America was down 24% while International was up 10%.

Balance Sheet Highlights

The Company’s cash and cash equivalents (including restricted cash) totaled $32.4 million as of June 30, 2023, compared to $62.3 million as of June 30, 2022, and $85.5 million as of December 31, 2022.

Total debt was zero, compared to $84.9 million as of June 30, 2022, and $67.2 million as of December 31, 2022.

Use of Non-GAAP Financial Information

In addition to the preliminary results reported in accordance with U.S. GAAP included in this release, the Company has provided certain non-GAAP financial information including Adjusted EBITDA and Adjusted Net Income (Loss) which are non-GAAP metrics that exclude various items that are detailed in the financial tables and accompanying footnotes reconciling GAAP to non-GAAP results contained in this release. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors because the information may allow investors to better evaluate ongoing business performance and certain components of the Company’s results. In addition, the Company believes that the presentation of these financial measures enhances an investor’s ability to make period-to-period comparisons of the Company’s operating results. This information should be considered in addition to the results presented in accordance with GAAP and should not be considered a substitute for the GAAP results. The Company has reconciled the non-GAAP financial information included in this release to the nearest GAAP measures. See the attached “Reconciliation of Non-GAAP Financial Information.” “Total liquidity” is calculated as cash and cash equivalents, plus availability under the Company’s $67.5 million revolving credit facility.

Conference Call Live Webcast

JAKKS Pacific, Inc. invites analysts, investors and media to listen to the teleconference scheduled for 5:00 p.m. ET / 2:00 p.m. PT on July 27, 2023. A live webcast of the call will be available on the “Investor Relations” page of the Company’s website at www.jakks.com/investors. To access the call by phone, please go to this link (2Q23 Registration link), and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time at (www.jakks.com/investors).

About JAKKS Pacific, Inc.

JAKKS Pacific, Inc. is a leading designer, manufacturer and marketer of toys and consumer products sold throughout the world, with its headquarters in Santa Monica, California. JAKKS Pacific’s popular proprietary brands include Fly Wheels®, Perfectly Cute®, ReDo® Skateboard Co., AirTitans®, Sky Ball®, JAKKS Wild Games™, Moose Mountain®, Maui®, SportsZone™, Kids Only!™, Xtreme Power Dozer®, Disguise®, WeeeDo®, Ami Amis™ and a wide range of entertainment-inspired products featuring premier licensed properties. Through JAKKS Cares, the company’s commitment to philanthropy, JAKKS is helping to make a positive impact on the lives of children. Visit us at www.jakks.com and follow us on Instagram (@jakkstoys), Twitter (@jakkstoys) and Facebook (@jakkstoys).

Forward Looking Statements

This press release may contain “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates and projections about JAKKS Pacific's business based partly on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such statements due to numerous factors, including, but not limited to, those described above, changes in demand for JAKKS Pacific's products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, or that any future transactions will result in future growth or success of JAKKS. The “forward-looking statements” contained herein speak only as of the date on which they are made, and JAKKS undertakes no obligation to update any of them to reflect events or circumstances after the date of this release.

CONTACT:
JAKKS Pacific Investor Relations
(424) 268-9567; Lucas Natalini, investors@jakks.net

JAKKS Pacific, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

	June 30,		December 31,
	2023	2022	2022
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$32,228	$62,283	$85,297
Restricted cash	203	-	193
Accounts receivable, net	132,479	164,020	102,771
Inventory	65,059	123,666	80,619
Prepaid expenses and other assets	11,227	14,519	6,331
Total current assets	241,196	364,488	275,211

Property and equipment	134,091	128,844	130,437
Less accumulated depreciation and amortization	116,813	112,601	115,575
Property and equipment, net	17,278	16,243	14,862

Operating lease right-of-use assets, net	15,249	24,584	19,913
Deferred income tax assets, net	57,804	-	57,804
Goodwill	35,083	35,083	35,083
Intangibles and other assets, net	2,331	3,239	2,469
Total assets	$368,941	$443,637	$405,342

Liabilities, Preferred Stock and Stockholders' Equity

Current liabilities:
Accounts payable	$57,768	$86,660	$33,687
Accounts payable - Meisheng (related party)	18,612	42,254	9,820
Accrued expenses	46,448	58,189	37,998
Reserve for sales returns and allowances	37,851	45,625	51,877
Income taxes payable	5,808	2,333	8,165
Short term operating lease liabilities	9,226	10,239	10,746
Short term debt, net	-	2,475	25,529
Total current liabilities	175,713	247,775	177,822

Long term operating lease liabilities	6,220	15,406	9,863
Debt, non-current portion, net	-	82,453	41,622
Preferred stock derivative liability	27,793	15,898	21,918
Income taxes payable	2,971	215	2,929
Deferred income tax liabilities, net	-	51	-
Total liabilities	212,697	361,798	254,154

Preferred stock accrued dividends	5,230	3,771	4,490

Stockholders' equity:
Common stock, $.001 par value	10	10	10
Additional paid-in capital	277,178	273,625	275,187
Accumulated deficit	(110,876)	(180,680)	(112,018)
Accumulated other comprehensive loss	(16,021)	(15,765)	(17,482)
Total JAKKS Pacific, Inc. stockholders' equity	150,291	77,190	145,697
Non-controlling interests	723	878	1,001
Total stockholders' equity	151,014	78,068	146,698
Total liabilities, preferred stock and stockholders' equity	$368,941	$443,637	$405,342

Supplemental Balance Sheet and Cash Flow Data (Unaudited)

	June 30,
Key Balance Sheet Data:	2023	2022

Accounts receivable days sales outstanding (DSO)	72	68
Inventory turnover (DSI)	51	71

	Six Months Ended June 30,
Condensed Cash Flow Data:	2023	2022
	(In thousands)
Cash flows provided by operating activities	$20,805	$36,549
Cash flows used in investing activities	(4,893)	(5,274)
Cash flows used in financing activities and other	(68,971)	(14,324)
Increase(Decrease) in cash, cash equivalents and restricted cash	$(53,059)	$16,951

Capital expenditures	$(4,918)	$(5,276)

JAKKS Pacific, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	Δ (%)	2023	2022	Δ (%)
	(In thousands, except per share data)			(In thousands, except per share data)
Net sales	$166,933	$220,422	(24)%	$274,417	$341,303	(20)%
Less: Cost of sales
Cost of goods	86,156	121,850	(29)	144,460	193,908	(26)
Royalty expense	27,279	35,704	(24)	43,933	53,394	(18)
Amortization of tools and molds	2,300	1,978	16	3,389	3,194	6
Cost of sales	115,735	159,532	(27)	191,782	250,496	(23)
Gross profit	51,198	60,890	(16)	82,635	90,807	(9)
Direct selling expenses	3,980	6,838	(42)	11,721	11,740	(0)
General and administrative expenses	30,677	29,514	4	58,671	54,667	7
Depreciation and amortization	93	578	(84)	195	1,174	(83)
Selling, general and administrative expenses	34,750	36,930	(6)	70,587	67,581	4
Intangibles impairment	-	300	nm	-	300	nm
Income from operations	16,448	23,660	(30)	12,048	22,926	(47)
Other income (expense):
Loss from joint ventures	(565)	-	nm	(565)	-	nm
Other income (expense), net	38	183	(79)	476	269	77
Change in fair value of preferred stock derivative liability	(6,022)	6,029	nm	(5,875)	5,384	nm
Loss on debt extinguishment	(1,023)	-	nm	(1,023)	-	nm
Interest income	86	6	nm	203	9	nm
Interest expense	(1,302)	(2,337)	(44)	(4,305)	(4,539)	(5)
Income before provision for income taxes	7,660	27,541	(72)	959	24,049	(96)
Provision for income taxes	1,478	1,334	11	95	1,751	(95)
Net income	6,182	26,207	(76)	864	22,298	(96)
Net loss attributable to non-controlling interests	(273)	(353)	(23)	(278)	(453)	(39)
Net income attributable to JAKKS Pacific, Inc.	$6,455	$26,560	(76)%	$1,142	$22,751	(95)%
Net income attributable to common stockholders	$6,082	$26,209	(77)%	$402	$22,054	(98)%
Earnings per share - basic	$0.62	$2.73		$0.04	$2.30
Shares used in earnings per share - basic	9,871	9,588		9,871	9,588
Earnings per share - diluted	$0.58	$2.61		$0.04	$2.21
Shares used in earnings per share - diluted	10,532	10,037		10,428	9,978

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	Δ bps	2023	2022	Δ bps
			Fav/(Unfav)			Fav/(Unfav)
Net sales	100.0%	100.0%	-	100.0%	100.0%	-
Less: Cost of sales
Cost of goods	51.6	55.3	370	52.6	56.8	420
Royalty expense	16.3	16.2	(10)	16.0	15.6	(40)
Amortization of tools and molds	1.4	0.9	(50)	1.3	1.0	(30)
Cost of sales	69.3	72.4	310	69.9	73.4	350
Gross profit	30.7	27.6	310	30.1	26.6	350
Direct selling expenses	2.4	3.1	70	4.3	3.4	(90)
General and administrative expenses	18.3	13.4	(490)	21.3	16.1	(520)
Depreciation and amortization	0.1	0.3	20	0.1	0.3	20
Selling, general and administrative expenses	20.8	16.8	(400)	25.7	19.8	(590)
Intangibles impairment	-	0.1	10	-	0.1	10
Income from operations	9.9	10.7	(80)	4.4	6.7	(230)
Other income (expense):
Loss from joint ventures	(0.3)	-		(0.2)	-
Other income (expense), net	-	0.1		0.2	-
Change in fair value of preferred stock derivative liability	(3.6)	2.7		(2.1)	1.6
Loss on debt extinguishment	(0.6)	-		(0.4)	-
Interest income	-	-		0.1	-
Interest expense	(0.8)	(1.1)		(1.6)	(1.3)
Income before provision for income taxes	4.6	12.4		0.4	7.0
Provision for income taxes	0.9	0.6		-	0.4
Net income	3.7	11.8		0.4	6.6
Net loss attributable to non-controlling interests	(0.2)	(0.2)		(0.1)	(0.1)
Net income attributable to JAKKS Pacific, Inc.	3.9%	12.0%		0.5%	6.7%
Net income attributable to common stockholders	3.6%	11.9%		0.1%	6.5%

JAKKS Pacific, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Information (Unaudited)

Reconciliation of GAAP to Non-GAAP measures:

This press release and accompanying schedules provide certain information regarding Adjusted EBITDA and Adjusted Net Income (Loss), which may be considered non-GAAP financial measures under the rules of the Securities and Exchange Commission. The non-GAAP financial measures included in the press release are reconciled to the corresponding GAAP financial measures below, as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures. We define Adjusted EBITDA as income (loss) from operations before depreciation, amortization and adjusted for certain non-recurring and non-cash charges, such as reorganization expenses and restricted stock compensation expense. Net income (loss) is similarly adjusted and tax-effected to arrive at Adjusted Net Income (Loss). Adjusted EBITDA and Adjusted Net Income (Loss) are not recognized financial measures under GAAP, but we believe that they are useful in measuring our operating performance. We believe that the use of the non-GAAP financial measures enhances an overall understanding of the Company’s past financial performance, and provides useful information to the investor by comparing our performance across reporting periods on a consistent basis.

Investors should not consider these measures in isolation or as a substitute for net income, operating income, or any other measure for determining the Company’s operating performance that is calculated in accordance with GAAP. In addition, because these measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies.

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	Δ ($)	2023	2022	Δ ($)
	(In thousands)			(In thousands)
EBITDA and Adjusted EBITDA
Net income	$6,182	$26,207	$(20,025)	$864	$22,298	$(21,434)
Interest expense	1,302	2,337	(1,035)	4,305	4,539	(234)
Interest income	(86)	(6)	(80)	(203)	(9)	(194)
Provision for income taxes	1,478	1,334	144	95	1,751	(1,656)
Depreciation and amortization	2,393	2,556	(163)	3,584	4,368	(784)
EBITDA	11,269	32,428	(21,159)	8,645	32,947	(24,302)
Adjustments:
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	292	-	292	287	-	287
Loss from joint ventures (Meisheng - 49%)	273	-	273	278	-	278
Other (income) expense, net	(38)	(183)	145	(476)	(269)	(207)
Restricted stock compensation expense	1,856	1,155	701	3,945	2,025	1,920
Change in fair value of preferred stock derivative liability	6,022	(6,029)	12,051	5,875	(5,384)	11,259
Employee Retention Credit/gov't employment support	-	(249)	249	-	(249)	249
Loss on debt extinguishment	1,023	-	1,023	1,023	-	1,023
Adjusted EBITDA	$20,697	$27,122	$(6,425)	$19,577	$29,070	$(9,493)
Adjusted EBITDA/Net sales %	12.4%	12.3%	10 bps	7.1%	8.5%	-140 bps

	Trailing Twelve Months Ended June 30,
	2023	2022	Δ ($)
	(In thousands)
TTM EBITDA and TTM Adjusted EBITDA
TTM Net income	$69,649	$55,521	$14,128
Interest expense	10,949	9,398	1,551
Interest income	(321)	(16)	(305)
Provision for (benefit from) income taxes	(42,664)	1,989	(44,653)
Depreciation and amortization	9,794	10,047	(253)
TTM EBITDA	47,407	76,939	(29,532)
Adjustments:
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	287	-	287
Loss from joint ventures (Meisheng - 49%)	278	-	278
Other (income) expense, net	(1,004)	(588)	(416)
Restricted stock compensation expense	7,002	3,353	3,649
Change in fair value of convertible senior notes	-	3,575	(3,575)
Change in fair value of preferred stock derivative liability	11,895	(1,078)	12,973
Employee Retention Credit/gov't employment support	-	(249)	249
Gain on loan forgiveness	-	(6,206)	6,206
Loss on debt extinguishment	1,023	-	1,023
TTM Adjusted EBITDA	$66,888	$75,746	$(8,858)	(12)%
TTM Adjusted EBITDA/TTM Net sales %	9.2%	9.9%	-70 bps

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	Δ ($)	2023	2022	Δ ($)
	(In thousands, except per share data)			(In thousands, except per share data)
Adjusted net income (loss) attributable to common stockholders
Net income attributable to common stockholders	$6,082	$26,209	$(20,127)	$402	$22,054	$(21,652)
Restricted stock compensation expense	1,856	1,155	701	3,945	2,025	1,920
Change in fair value of preferred stock derivative liability	6,022	(6,029)	12,051	5,875	(5,384)	11,259
Loss on debt extinguishment	1,023	-	1,023	1,023	-	1,023
Employee Retention Credit/gov't employment support	-	(249)	249	-	(249)	249
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	292	-	292	287	-	287
2021 BSP Term Loan prepayment penalty	-	-	-	150	-	150
Tax impact of additional charges	(1,979)	-	(1,979)	(2,347)	-	(2,347)
Adjusted net income attributable to common stockholders	$13,296	$21,086	$(7,790)	$9,335	$18,446	$(9,111)
Adjusted earnings per share - basic	$1.35	$2.20	$(0.85)	$0.95	$1.92	$(0.96)
Shares used in adjusted earnings per share - basic	9,871	9,588	283	9,871	9,588	283
Adjusted earnings per share - diluted	$1.26	$2.10	$(0.84)	$0.90	$1.85	$(0.95)
Shares used in adjusted earnings per share - diluted	10,532	10,037	495	10,428	9,978	450

JAKKS Pacific, Inc. and Subsidiaries

Net Sales by Division and Geographic Region

(In thousands)	QTD Q2					(In thousands)	YTD Q2
Divisions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021	Divisions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021
Toys/Consumer Products	$117,934	$148,860	$81,538	-20.8%	82.6%	Toys/Consumer Products	$215,827	$259,983	$161,413	-17.0%	61.1%
Dolls, Role-Play/Dress Up	59,669	102,186	49,278	-41.6%	107.4%	Dolls, Role-Play/Dress Up	107,512	164,192	94,433	-34.5%	73.9%
Action Play & Collectibles	52,571	37,170	19,622	41.4%	89.4%	Action Play & Collectibles	90,417	68,868	36,027	31.3%	91.2%
Outdoor/Seasonal Toys	5,694	9,504	12,638	-40.1%	-24.8%	Outdoor/Seasonal Toys	17,898	26,923	30,953	-33.5%	-13.0%
Costumes	$48,999	$71,562	$30,814	-31.5%	132.2%	Costumes	58,590	81,320	34,782	-28.0%	133.8%
Total	$166,933	$220,422	$112,352	-24.3%	96.2%	Total	$274,417	$341,303	$196,195	-19.6%	74.0%

(In thousands)	QTD Q2					(In thousands)	YTD Q2
Regions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021	Regions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021
United States	$136,187	$192,484	$95,265	-29.2%	102.1%	United States	$216,630	$289,534	$164,181	-25.2%	76.4%
Europe	16,638	14,447	9,930	15.2%	45.5%	Europe	26,800	27,836	17,267	-3.7%	61.2%
Latin America	3,067	3,823	1,165	-19.8%	228.2%	Latin America	12,271	6,208	3,620	97.7%	71.5%
Canada	6,799	5,537	2,208	22.8%	150.8%	Canada	10,853	8,916	4,309	21.7%	106.9%
Asia	1,831	2,363	2,164	-22.5%	9.2%	Asia	3,211	4,439	3,579	-27.7%	24.0%
Australia & New Zealand	1,756	1,582	1,249	11.0%	26.7%	Australia & New Zealand	3,364	3,073	2,437	9.5%	26.1%
Middle East & Africa	655	186	371	252.2%	-49.9%	Middle East & Africa	1,288	1,297	802	-0.7%	61.7%
Total	$166,933	$220,422	$112,352	-24.3%	96.2%	Total	$274,417	$341,303	$196,195	-19.6%	74.0%

(In thousands)	QTD Q2					(In thousands)	YTD Q2
Regions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021	Regions	2023	2022	2021	% Change 2023 v 2022	% Change 2022 v 2021
North America	$142,986	$198,021	$97,473	-27.8%	103.2%	North America	$227,483	$298,450	$168,489	-23.8%	77.1%
International	23,947	22,401	14,879	6.9%	50.6%	International	46,934	42,853	27,706	9.5%	54.7%
Total	$166,933	$220,422	$112,352	-24.3%	96.2%	Total	$274,417	$341,303	$196,195	-19.6%	74.0%